UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 6, 2009
DUOYUAN PRINTING, INC.
(Exact name of registrant as specified in its charter)

Wyoming (State or Other Jurisdiction of Incorporation)	000-27129 (Commission File Number)	91-1922225 (IRS Employer Identification No.)

No. 3 Jinyuan Road Daxing Industrial Development Zone
Beijing, People’s Republic of China	102600
(Address of Principal Executive Offices)	(Zip Code)
+86 10 6021 2222
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
          On November 6, 2009, Duoyuan Printing, Inc. issued a press release announcing its initial public offering of its shares on the New York Stock Exchange. A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1*	Press Release of Registrant, dated November 6, 2009.

*	Filed herein

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUOYUAN PRINTING, INC. (REGISTRANT)
Date: November 6, 2009	By:	/s/ Christopher Patrick Holbert
		Name:	Christopher Patrick Holbert
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1*	Press release of Registrant, dated November 6, 2009.

*	Filed herein